Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
INCOME TAXES
NOTE 19. INCOME TAXES
Tax Reform
The TCJA, which was signed into law on December 22, 2017, has resulted in significant changes to the U.S. corporate income tax system. In addition to the reduction of the U.S. statutory federal corporate income tax rate from 35% to 21% effective January 1, 2018, the TCJA contains a broad range of provisions, many of which differ significantly from those contained in previous U.S. tax law. Key provisions of the TCJA, which generally became effective January 1, 2018, include expanded limitations on the deductibility of interest, immediate expensing of capital expenditures, the creation of a new anti-base erosion minimum tax system that among other things limits the deductibility of certain payments made to related foreign entities, the introduction of a territorial tax system beginning in 2018, a one-time deemed repatriation of foreign earnings subject to a transition tax and the modification or repeal of many business deductions and credits. Although the rate of U.S. federal income tax will be reduced in the future, changes in tax rates and laws are accounted for in the period of enactment. Therefore, during the year ended December 31, 2017, we recorded a benefit of $36.2 million as our current estimate of the provisions of the TCJA. This benefit, which is primarily related to remeasurement of deferred tax liabilities related to tax deductible goodwill, has been recorded in our Consolidated Statements of Operations as Income tax benefit.
We have recorded the aforementioned net benefit based on currently available information and interpretations of the TCJA. In accordance with authoritative guidance issued by the SEC, the income tax effect for certain aspects of the TCJA may represent provisional amounts for which our accounting is incomplete but a reasonable estimate could be determined and recorded during the fourth quarter of 2017. We consider amounts related to the various transition rules and interpretations of the TCJA to be provisional. Accordingly, we will continue to evaluate the impacts of the TCJA, including administrative and regulatory guidance as it becomes available. The measurement and existence of current and non-current income tax payables and/or the remeasurement of deferred tax assets and liabilities may change upon finalization of our analysis, which is expected to occur no later than one year from the date of the TCJA’s enactment. Any adjustment to a provisional amount identified during the one-year measurement period will be recorded as an income tax expense or benefit in the period the adjustment is determined.
Income (Loss) Before Income Taxes
Our operations are conducted through our various subsidiaries in numerous jurisdictions throughout the world. We have provided for income taxes based upon the tax laws and rates in the countries in which our operations are conducted.
The components of our Loss from continuing operations before income tax by geography for the years ended December 31, 2017, 2016 and 2015 are as follows (in thousands):

	2017	2016	2015
United States	$(1,866,222)	$(4,309,211)	$(626,740)
International	383,218	385,355	(811,124)
Total (loss) income from continuing operations before income tax	$(1,483,004)	$(3,923,856)	$(1,437,864)

Income tax from continuing operations consists of the following for the years ended December 31, 2017, 2016 and 2015 (in thousands):

	2017	2016	2015
Current:
U.S. Federal	$(86,478)	$18,369	$(308,909)
U.S. State	(6,462)	9,501	(5,600)
International	(1,224)	22,851	16,722
Total current income tax	$(94,164)	$50,721	$(297,787)
Deferred:
U.S. Federal	$(124,682)	$(661,484)	$(779,757)
U.S. State	(3,225)	(239)	(70,221)
International	(28,222)	(83,619)	(9,376)
Total deferred income tax	$(156,129)	$(745,342)	$(859,354)
Excess tax benefits of stock compensation exercised	$—	$(5,463)	$19,676
Valuation allowance	—	—	—
Total income tax	$(250,293)	$(700,084)	$(1,137,465)

Tax Rate
A reconciliation of income tax from continuing operations at the U.S. federal statutory income tax rate to the total income tax provision from continuing operations for the years ended December 31, 2017, 2016 and 2015 is as follows (in thousands):

	2017	2016	2015
Notional U.S. federal income tax provision at the statutory rate	$(519,051)	$(1,373,350)	$(503,271)
State income tax, net of federal benefit	(11,473)	5,182	(45,823)
U.S. tax reform impact	(36,216)	—	—
Uncertain tax positions	58,120	(18,111)	30,974
Residual tax on non-U.S. net earnings	(1,350,811)	(301,666)	(359,831)
Effects of outside basis differences	—	(636,134)	(786,130)
Non-deductible goodwill impairment	60,808	926,881	248,403
Change in valuation allowance	1,648,836	762,604	278,339
Intra-entity transfers of assets	(53,509)	(92,859)	—
International Pharmaceuticals segment divestitures	(56,092)	—	—
Other	9,095	27,369	(126)
Income tax	$(250,293)	$(700,084)	$(1,137,465)

During the year ended December 31, 2017, the tax benefit primarily related to pre-tax losses incurred by certain U.S. subsidiaries. During the year ended December 31, 2016, the Company recorded a $636.1 million net tax benefit related to worthless stock deductions that are reflected as a component of benefits from outside basis differences. During the year ended December 31, 2015, the Company recorded a $674.2 million net tax benefit predominately related to a worthless stock deduction directly attributable to mesh product liability losses that is reflected as a component of benefits from outside basis differences. The Company claimed the worthless stock deduction on its 2015 U.S. Federal and State income tax returns.
Deferred Tax Assets and Liabilities
Deferred income taxes result from temporary differences between the amount of assets and liabilities recognized for financial reporting and tax purposes. Excluding assets and liabilities held for sale, the significant components of the net deferred income tax liability shown on the balance sheets as of December 31, 2017 and 2016 are as follows (in thousands):

	2017	2016
Deferred tax assets:
Accrued expenses and customer allowances	$299,142	$232,101
Compensation related to stock options	20,108	24,246
Deferred interest expense	46,230	57,440
Fixed assets and intangible assets	484,313	55,473
Loss on capital assets	49,585	9,904
Net operating loss carryforward	7,183,651	4,410,386
Other	32,356	30,262
Research and development credit carryforward	4,838	4,244
Tax credit carryforwards	1,516	4,520
Uncertain tax positions	4,364	10,562
Total gross deferred income tax assets	$8,126,103	$4,839,138
Deferred tax liabilities:
Other	$(2,042)	$—
Outside basis difference	(92,635)	(182,409)
Total gross deferred income tax liabilities	$(94,677)	$(182,409)
Valuation allowance	(8,062,975)	(4,841,209)
Net deferred income tax liability	$(31,549)	$(184,480)

At December 31, 2017, the Company had the following significant deferred tax assets for net operating and capital loss carryforwards, net of unrecognized tax benefits (in thousands):

Jurisdiction	2017	Begin to Expire
Ireland	$43,965	indefinite
Luxembourg	$6,847,805	2034
United States:
Federal-ordinary losses	$115,518	2020
Federal-capital losses	$27,114	2022
State-ordinary losses	$172,439	2018
State-capital losses	$20,920	2026

A valuation allowance is required when it is more likely than not that all or a portion of a deferred tax asset will not be realized. The Company assesses the available positive and negative evidence to estimate if sufficient future taxable income will be generated to use the existing deferred tax assets. The amount of the deferred tax asset considered realizable, however, could be adjusted if estimates of future taxable income during the carryforward period are reduced or increased, or if objective negative evidence, in the form of cumulative losses, is no longer present and additional weight may be given to subjective evidence, such as projections for growth.
The Company has recorded a valuation allowance against certain jurisdictional net operating loss carryforwards and other tax attributes. As of December 31, 2017 and 2016, the total valuation allowance, including amounts classified as held for sale, was $8,063.0 million and $4,841.2 million, respectively. During the years ended December 31, 2017 and 2016, the Company increased its valuation allowance in the amount of $3,221.8 million and $4,414.2 million, respectively. The net increase in the Company’s valuation allowance in 2017 was primarily driven by: (i) $3,310.8 million related to losses within jurisdictions unable to support recognition of a deferred tax asset, of which the largest jurisdiction was Luxembourg, where the Company recognized a significant loss on its investment in the equity of consolidated subsidiaries, (ii) the establishment of a $479.7 million valuation allowance offsetting net deferred tax assets created in connection with the adoption of ASU 2016-16 that primarily related to certain intangibles and tax deductible goodwill, which is further described in Note 2. Summary of Significant Accounting Policies and (iii) $21.5 million relating to state tax benefits. This increase was partially offset by a $590.2 million reduction related to remeasurement of certain deferred tax assets resulting from the TCJA.
The net increase in the Company’s valuation allowance in 2016 was primarily split into three main components: (i) $3,950.1 million related to losses within jurisdictions unable to support recognition of a deferred tax asset, the largest jurisdiction of which was Luxembourg, where the Company recognized a material loss on its investment in the equity of consolidated subsidiaries, (ii) $67.1 million relating to state tax benefits and (iii) $400.8 million related to recording a valuation allowance on U.S. deferred tax assets.
At December 31, 2017, the Company had the following significant valuation allowances (in thousands):

Jurisdiction	2017
Canada	$2,228
Ireland	$99,194
Luxembourg	$6,847,805
United States	$1,110,172

We have provided income taxes for earnings that are currently distributed as well as the taxes associated with certain earnings that are expected to be distributed in the future. No additional provision has been made for Irish and non-Irish income taxes on the undistributed earnings of subsidiaries or for unrecognized deferred tax liabilities for temporary differences related to basis differences in investments in subsidiaries as such earnings are expected to be indefinitely reinvested, the investments are essentially permanent in duration. As of December 31, 2017, certain subsidiaries had approximately $169.8 million of cumulative undistributed earnings that have been permanently reinvested because our plans do not demonstrate a need to repatriate such earnings. A liability could arise if our intention to indefinitely reinvest such earnings were to change and amounts are distributed by such subsidiaries or if such subsidiaries are ultimately disposed. It is not practicable to estimate the additional income taxes related to indefinitely reinvested earnings or the basis differences related to investments in subsidiaries.
Uncertain Tax Positions
The Company and its subsidiaries are subject to income taxes in the U.S., various states and numerous foreign jurisdictions with varying statutes as to which tax years are subject to examination by the tax authorities. The Company has taken positions on its tax returns that may be challenged by various tax authorities for which reserves have been established for tax-related uncertainties. These accruals for tax-related uncertainties are based on the Company’s best estimate of the potential tax exposures. When particular matters arise, a number of years may elapse before such matters are audited and finally resolved. Favorable resolution of such matters could be recognized as a reduction of the Company’s effective tax rate in the year of resolution. Resolution of any particular issue could increase the effective tax rate and may require the use of cash in the year of resolution.
As of December 31, 2017, the Company had total unrecognized income tax benefits of $435.1 million. If recognized in future years, $289.9 million of these currently unrecognized income tax benefits would impact the income tax provision and effective tax rate. As of December 31, 2016, the Company had total unrecognized tax benefits of $443.6 million. If recognized in future years, $435.4 million of these unrecognized income tax benefits would have impacted the income tax provision and effective tax rate. The following table summarizes the activity related to unrecognized income tax benefits (in thousands):

Unrecognized Tax Benefit Federal, State, and Foreign Tax
UTB Balance at January 1, 2015	$105,330
Gross additions for current year positions	65,439
Gross reductions for prior period positions	(234)
Gross additions for prior period positions	3,460
Decrease due to lapse of statute of limitations	(75)
Additions related to acquisitions	150,152
Currency translation adjustment	(7,825)
UTB Balance at December 31, 2015	$316,247
Gross additions for current year positions	142,778
Gross reductions for prior period positions	(35,888)
Gross additions for prior period positions	2,111
Decrease due to lapse of statute of limitations	(3,085)
Additions related to acquisitions	2,350
Currency translation adjustment	88
UTB Balance at December 31, 2016	$424,601
Gross additions for current year positions	44,293
Gross reductions for prior period positions	(64,887)
Gross additions for prior period positions	22,765
Decrease due to lapse of statute of limitations	(13,151)
Additions related to acquisitions	—
Currency translation adjustment	2,330
UTB Balance at December 31, 2017	$415,951
Accrued interest and penalties	19,185
Total UTB balance including accrued interest and penalties	$435,136
Current portion	$17,100
Non-current portion	$418,036

The Company records accrued interest as well as penalties related to uncertain tax positions as part of the provision for income taxes. As of December 31, 2017, we had recorded $19.2 million of accrued interest and penalties related to uncertain tax positions on the Consolidated Balance Sheet, all of which was recorded in income taxes. As of December 31, 2016, the balance of accrued interest and penalties was $19.0 million, all of which was recorded in income taxes. During the years ended December 31, 2017, 2016, and 2015, we recognized expense of $1.4 million, $5.1 million and $1.6 million, respectively, related to interest and penalties. The current and non-current portions of our UTB balance are included in our Consolidated Balance Sheet as Accounts payable and accrued expenses, Other liabilities or, if appropriate, as a reduction to Deferred tax assets.
Our subsidiaries file income tax returns in the countries in which they have operations. Generally, these countries have statutes of limitations ranging from 3 to 10 years. Certain subsidiary tax returns are currently under examination by taxing authorities, including U.S. tax returns for the 2011 through 2015 tax years by the Internal Revenue Service.
It is expected that the amount of unrecognized tax benefits will change during the next twelve months; however, the Company does not anticipate any adjustments that would lead to a material impact on our results of operations or our financial position.
As of December 31, 2017, we may be subject to examination in the major tax jurisdictions:

Jurisdiction	Open Years
Canada	2013 through 2017
India	2012 through 2017
Ireland	2014 through 2017
Luxembourg	2013 through 2017
United States - federal, state and local	2006 through 2017